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                                                                  Exhibit 10(dd)

                                                                  Execution Copy

                              UNITED RENTALS, INC.

                          Common Stock, $.01 par value

                                ---------------

                             Underwriting Agreement
                             ----------------------

                                                                  March 19, 2002

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York  10010-3629

Ladies and Gentlemen:

         The stockholders of United Rentals, Inc., a Delaware corporation (the "Company"), named in Schedule I hereto (the "Selling Stockholders") propose, subject to the terms and conditions stated herein, to sell to Credit Suisse First Boston Corporation (the "Underwriter") an aggregate of 8,000,000 shares of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company. The 8,000,000 shares to be sold by the Selling Stockholders are herein called the "Shares".

         1. (a) The Company represents and warrants to, and agrees with, the Underwriter that:

            (1) A registration statement on Form S-3 (File No. 333-41419-99) (the "Shelf Registration Statement") in respect of 6,630,000 of the Shares and a registration statement on Form S-8 (File No. 333-70345) (the "S-8 Registration Statement" and, together with the Shelf Registration Statement, the "Initial Registration Statements") in respect of 1,370,000 of the Shares have been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statements and any post-effective amendments thereto, each in the form heretofore delivered to you, excluding exhibits thereto, have been declared effective by the Commission in such form; no other document with respect to the Initial Registration Statements or documents incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of any Initial Registration Statement or any post-effective amendments thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in any Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statements including all exhibits thereto and including (i) the information contained in the forms of final prospectuses filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the applicable Initial Registration Statement at the time it was declared effective; and (ii) the documents incorporated by reference in the prospectus contained in any Initial Registration Statement at the time such part of such Initial Registration Statement became effective, each as amended at the time such part of such Initial Registration Statement became effective or hereafter becomes effective, are hereinafter collectively called the "Registration Statements"; each such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called a "Prospectus"; any reference herein to any Preliminary Prospectus or any Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or any Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to any Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the applicable Initial Registration Statement that is incorporated by reference in such Registration Statement);

            (2) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein;

            (3) The documents incorporated by reference in any Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and as of such date none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in any Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein;

            (4) Each Registration Statement conforms, and the Prospectus included in each such Registration Statement and any further amendments or supplements to such Registration Statement or such Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to such Registration Statement and any amendment thereto and as of the applicable filing date as to such Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein;

            (5) The accountants who certified the financial statements and supporting schedules included in any Registration Statement are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of Regulation S-X under the Act;

            (6) Each of the historical financial statements included in any Registration Statement, together with related schedules and notes, present fairly (on a consolidated basis where so indicated) the financial condition of the entity or entities to which such financial statement purports to relate (the "Reported Entity") at the date(s) indicated and the statement of operations (or income or earnings as indicated in the applicable financial statement) and cash flows and (in the case of a Reported Entity for which a statement of stockholders' equity is included) stockholders' equity (and partners' capital if so indicated in the applicable financial statement) of the Reported Entity for the period(s) specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as otherwise indicated in such financial statements). Any supporting schedules included in any Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected historical financial information and the summary historical financial information included in any Registration Statement present fairly the information shown therein and, in the case of historical financial data or information of the Company, have been compiled on a basis consistent with that of the audited financial statements included in such Registration Statement;

            (7) The Company has not taken or caused to be taken and will not take or cause to be taken, either directly or indirectly, any action designed to cause or result in, or which action constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the market price of any security in contravention of any applicable law, including but not limited to those actions prohibited by Section 9(a) of the Exchange Act, the rules and regulations thereunder and Regulation M promulgated by the Commission;

            (8) Neither the Company nor any of the Subsidiaries (as defined below) has sustained since the date of the latest financial statements included or incorporated by reference in any Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which would be material to the Company and the Subsidiaries taken as a whole, otherwise than as reserved for as disclosed in the Company's financial statements; and since the respective dates as of which information is given in any Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise (a "Material Adverse Effect"), whether or not arising in the ordinary course of business; (ii) there has not been any change in the capital stock of the Company (other than the issuance of Common Stock issued pursuant to outstanding stock options) or increase in the long-term debt (other than accretion or scheduled repayments thereof and other than borrowing under the Company's existing revolving credit facility made in the ordinary course of business) of the Company and the Subsidiaries taken as a whole that would be required to be disclosed in the Prospectus so that it would not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein not misleading; (iii) there have been no transactions entered into by the Company or any of the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiaries considered as one enterprise that would be required to be disclosed in the Prospectus so that it would not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein not misleading; and
         (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

            (9) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in each Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not cause a Material Adverse Effect;

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            (10) Each subsidiary of the Company that is a corporation or partnership (each, a "Subsidiary") has been duly organized and is validly existing as a corporation or limited partnership in good standing under the laws of the jurisdiction of its organization, has corporate or partnership power and authority to own, lease and operate its properties and to conduct its business as described in each Prospectus and is duly qualified as a foreign corporation or limited partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in each Prospectus, all of the issued and outstanding capital stock of each such Subsidiary that is a corporation has been duly authorized and validly issued, is fully paid and non-assessable and all of the outstanding partnership interests of each such Subsidiary that is a limited partnership has been issued in accordance with the applicable limited partnership law; all of such outstanding capital stock and partnership interests of each such Subsidiary is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except for any security interest or pledge contemplated by the Amended and Restated Credit Agreement, dated as of April 20, 2001, among the Company, United Rentals (North America), Inc. ("URNA"), various financial institutions and The Chase Manhattan Bank, as U.S. Administrative Agent (the "Credit Agreement")); none of the outstanding shares of capital stock or partnership interests of any Subsidiary was issued in violation of the preemptive or similar rights of any security holder of such Subsidiary. The only Subsidiaries of the Company (other than inactive Subsidiaries) are the Subsidiaries listed in a certificate of officers of the Company to be delivered to the Underwriter prior to the Time of Delivery and each Subsidiary of the Company which constitutes a "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X under the Act) (each, a "Significant Subsidiary"), is marked with a "*" in such certificate;

            (11) The Company has an authorized capitalization as set forth in the most recent balance sheet incorporated by reference in the Prospectus. As of March 18, 2002, there were 74,234,351 shares of Common Stock outstanding (including shares that the Company has agreed to repurchase as described in the 8-K filed March 18, 2002). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and conform to the description thereof contained in each Prospectus; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company;

            (12) This Agreement has been duly authorized, executed and delivered by the Company;

            (13) The Shares sold by the Selling Stockholders to the Underwriter hereunder have been duly and validly authorized and are duly and validly issued and fully paid and non-assessable and conform to the description of the Common Stock contained in each Prospectus;

            (14) The statements set forth in each Prospectus, insofar as they purport to constitute a summary of the terms of the Common Stock, and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws (other than Canadian laws) and documents referred to therein, are accurate, complete and fair in all material respects;

            (15) Neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in any Prospectus and the consummation of the transactions contemplated herein and in any Prospectus and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their assets or properties. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries;

            (16) No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its Subsidiaries' principal suppliers,

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         manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect;

            (17) There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary thereof which is required to be disclosed in the Prospectus (other than as will be disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of this Agreement or the performance by the Company of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary thereof is a party or of which any of their respective property or assets is the subject which are not described in any Prospectus including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect;

            (18) There are no contracts or documents which are required to be described in each Prospectus which will not be so described;

            (19) The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect;

            (20) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder or by the Company in connection with the offering, issuance or sale of the Shares hereunder or the consummation of the transactions contemplated by this Agreement; except (i) the registration under the Act of the Shares;
         (ii) such as may be required under foreign or state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriter; (iii) such as may be required after the Time of Delivery pursuant to the Company's periodic reporting requirements on its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports an Form 8-K to be filed



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         with the Commission under Sections 13 and 15(d), respectively, of the
         Exchange Act; and (iv) such as may be required pursuant to Rule 424(b) under the Act;

            (21) The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to so possess such Government Licenses would not, singly or in the aggregate, have a Material Adverse Effect; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have, singly or in the aggregate, a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect;

            (22) The Company and its Subsidiaries have good and marketable title to all real property described in any Prospectus as owned by the Company and its Subsidiaries and good title to all other properties described in such Prospectus as owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (i) are pursuant to or permitted by the Credit Agreement as described in the Prospectus or (ii) do not, singly or in the aggregate, materially interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in any Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, which claim, if upheld, would result in a Material Adverse Effect;

            (23) Neither the Company nor any Subsidiary is, or upon the sale of the Shares as herein contemplated will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act");

            (24) Except as described in each Prospectus or except as would not, singly or in the aggregate, result in a Material Adverse Effect: (i) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or

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         foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"); (ii) neither the
         Company nor any of its Subsidiaries is lacking any permits, authorizations and approvals required under any applicable
         Environmental Laws or are in violation of the requirements of such Environmental Laws; (iii) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries; and
         (iv) to the knowledge of the Company there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws;

            (25) Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in any Prospectus are not based on or derived from sources that are reliable and accurate in all material respects;

            (26) The Company and each of its Subsidiaries have filed all necessary federal, state, local and foreign income, payroll, franchise and other tax returns (after giving effect to extensions) and have paid all taxes shown as due thereon (except where the failure to so file or pay would not, singly or in the aggregate, have a Material Adverse Effect), and there is no tax deficiency that has been, or to the knowledge of the Company is likely to be, asserted against the Company, any of its Subsidiaries or any of their properties or assets that would result in a Material Adverse Effect, except for taxes that are being contested in good faith by appropriate proceedings and with respect to which the Company has established adequate reserves in accordance with GAAP;

            (27) Neither the Company nor any of its Subsidiaries is or has ever been a Personal Holding Company within the meaning of Section 542 of the Internal Revenue Code of 1986, as amended;

            (28) Neither the Company nor any Subsidiary has received notice from any insurer providing insurance coverage for the Company and its Subsidiaries or agent of such insurer that capital improvements or other expenditures will have to be made in order to continue present insurance coverage, except such as would not reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect;

            (29) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that
         (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

            (30) Other than pursuant to this Agreement, there are no contracts, agreements or understandings between either the Company or its Subsidiaries and any person that give rise to a valid claim against the Company, any of its Subsidiaries or the Underwriter for a brokerage commission, finder's fee or other like payment relating to the transactions contemplated hereby;

            (31) No person or entity has the legal right by contract or otherwise to require registration under the Act of shares of capital stock or other securities convertible into capital stock of the Company solely because of the filing or effectiveness of any Registration Statement and the consummation of the transactions contemplated by this Agreement (such rights are hereinafter referred to as "Registration Rights"), except for any such rights that have been waived in writing;

            (32) Neither the Company nor any of its Subsidiaries has violated any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect; and

            (33) Any certificate signed by any officer of the Company or any of its Subsidiaries delivered to the Underwriter or to counsel for the Underwriter pursuant to this Agreement shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

                (b) Each of the Selling Stockholders severally represents and warrants to, and agrees with, the Underwriter with respect to himself or itself that:

            (1) No consent, approval, authorization or order is required for the execution and delivery by such Selling Stockholder of this Agreement or for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws or securities laws of any jurisdiction outside the United States in connection with the purchase and distribution of such

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         Shares by the Underwriter; and such Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;

            (2) The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of its obligations under this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder, except that no representation is made under this paragraph (2) as to any violation under any securities or Blue Sky laws or securities laws of any jurisdiction outside the United States in connection with the purchase and distribution of the Shares by the Underwriter;

            (3) Such Selling Stockholder has, and immediately prior to the Time of Delivery (as defined in Section 4 hereof) such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Underwriter;

            (4) In order to document the Underwriter's compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you, prior to or at the Time of Delivery (as hereinafter defined), a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

            (5) The sale of the Shares by the Selling Stockholder is not subject to the preemptive or other similar rights of any securityholder of the Company arising under any applicable contract of such Selling Stockholder, except for such rights that have been previously waived; and

            (6) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus with the latest date, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities (whether issued by the

         Company or an affiliate of the Company) that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities, without your prior written consent. The foregoing will not prohibit a private placement or pledge of any such securities, provided the transferee agrees to be bound by the terms of this "lock-up" provision.

         2. Subject to the terms and conditions herein set forth, each of the Selling Stockholders severally agrees to sell to the Underwriter, and the Underwriter agrees to purchase from each of the Selling Stockholders, at a purchase price per share of $26.25, the number of Shares set forth opposite such Selling Stockholder's name in Schedule I.

         3. The Underwriter proposes to offer the Shares for sale upon the terms and conditions set forth in the Prospectuses.

         4. (a) The Shares to be purchased by the Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Underwriter may request upon at least forty-eight hours' prior notice to the Selling Stockholders shall be delivered by or on behalf of the Selling Stockholders to the Underwriter, through the facilities of the Depository Trust Company ("DTC"), for the account of the Underwriter, against payment by or on behalf of the Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified by the Selling Stockholders (including to the Company for the option exercise price on behalf of the selling stockholders) to the Underwriter, at least forty-eight hours in advance. The Selling Stockholders will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, New York 10010 (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York time, on March 22, 2002 or such other time and date as the Underwriter, the Company and the Selling Stockholders may agree upon in writing (the "Time of Delivery").

         (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriter pursuant to Section 7(k) hereof, will be delivered at the offices of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York 10019 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location prior to the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.

         5. The Company agrees with the Underwriter:

            (a) To prepare each Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the

         Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to any Registration Statement or Prospectus prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to any Registration Statement has been filed or becomes effective or any supplement to any Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of any Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of any Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

            (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriter with copies of each Prospectus and each amendment or supplement thereto in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the date of any Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which such Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement any Prospectus or to file under the Exchange Act any document incorporated by reference in any Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such documents and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as you may reasonably request of an amended Prospectus or a supplement to the applicable Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of any Prospectus, upon request but at the expense of the Underwriter, to prepare and deliver to the Underwriter as many copies as the Underwriter may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

            (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statements (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

            (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any shares of any class of common stock of the Company or any other securities that are convertible into, or exercisable or exchangeable for, or that represent the right to receive, common stock of the Company, without your prior written consent. The foregoing agreement will not limit the Company's ability to (i) make equity or equity-based awards pursuant to existing written compensation plans; (ii) issue shares upon exercise or conversion of outstanding options, warrants and convertible securities; (iii) issue shares, warrants or convertible securities as consideration for acquisitions, provided that the number of shares, warrants or convertible securities (calculated on a common stock equivalent basis in the case of warrants and convertible securities) that may be issued as consideration for acquisitions may not exceed 5,000,000 unless the recipients of such excess shares, warrants or convertible securities agree with the Company (which agreement may not be amended without the prior written consent of the Underwriter) to be subject to the foregoing lock-up agreement with respect to such excess shares, warrants or convertible securities; or (iv) issue shares upon the exercise of any warrants or convertible securities issued pursuant to the preceding clause provided that such shares will be subject to the foregoing lock-up to the same extent, if any, as the warrants or convertible securities pursuant to which such shares were issued;

            (f) Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under
         Section 8 of the 1940 Act; and

            (g) During a period of five years from the date of whichever Prospectus is filed the latest, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company generally, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Common Stock or any class of securities of the Company is listed; and
         (ii) such additional public information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission).

         6. The Company and the Selling Stockholders covenant and agree with the Underwriter (it being understood that as between the Company and the Selling Stockholders there may be other agreements as to the payment or reimbursement of such expenses, but that such agreements will not affect the rights of the Underwriter to have the following expenses paid or to reimburse the Underwriter for such expenses as provided herein) that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of each Registration Statement, any Preliminary Prospectus and each Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of printing or producing this Agreement, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) the filing fees incident to, and the fees and disbursements of counsel for the Underwriter in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (v) the cost of preparing stock certificates;
(vi) the costs and charges of any transfer agent and registrar; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and
(b) each Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for such Selling Stockholder, and (ii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriter hereunder. In connection with clause
(b)(ii) of the second preceding sentence, the Underwriter agrees to pay New York State stock transfer tax, and the Selling Stockholders agree to reimburse the Underwriter for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that except as provided in this Section 6 and in Sections 8 and 10 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriter hereunder, as to the Shares to be delivered at the Time of Delivery, shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

            (a) Each Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of any Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

            (b) Cravath, Swaine & Moore, counsel for the Underwriter, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the matters as you may reasonably request, and such counsel shall have received such papers, and information as they may reasonably request to enable them to pass upon such matters;

            (c) Ehrenreich Eilenberg & Krause LLP, counsel for the Company, shall have furnished to you their written opinion, dated such time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex II hereto;

            (d) Weil, Gotshal & Manges LLP, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex III hereto;

            (e) Oscar D. Folger shall have furnished to you his written opinion with respect to the Selling Stockholders, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                (i) This Agreement has been duly executed and delivered by or on behalf of such Selling Stockholder; and the sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with its obligations under this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, (A) any New York,

                       Delaware or federal law or regulation (other than securities or blue sky laws, as to which he must not express any opinion); or (B) to his knowledge, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the limited liability company agreement of Bradley Jacobs, LLC or, to his knowledge, any order, rule or regulation of any New York, Delaware or federal court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

                (ii) No consent, approval, authorization or order of any New York, Delaware or federal governmental authority that such counsel has, in the exercise of customary professional diligence, recognized as applicable to the Selling Stockholder or transactions of the type contemplated by this Agreement is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Selling Stockholder hereunder, except such as may be required under federal or state securities or Blue Sky laws or under securities laws of jurisdictions outside the United States in connection with the purchase and distribution of such Shares by the Underwriter; and

                (iii) Assuming that the Underwriter acquires the Shares being sold to it pursuant to the Agreement without notice of an adverse claim thereto, upon (a)(1) indication by the Depositary Trust Company ("DTC") by book entry that the Shares have been credited to the Underwriter's securities account at DTC or (2) DTC's acquisition of the Shares for the Underwriter and acceptance of the Shares for the Underwriter's securities account and (b) payment therefor in accordance with the terms of the Agreement, no action based on an adverse claim may be validly asserted against the Underwriter with respect to its interest in the Shares. For purposes of this Paragraph, the terms "adverse claim", "notice of an adverse claim" and "securities account" have the respective meanings ascribed thereto in Section 8-102(a)(1), 8-105 and 8-501 of the Uniform Commercial Code in effect in the State of New York.

         In rendering the opinion in paragraph (iii), such counsel may rely upon a certificate of each Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on, the Shares sold by such Selling Stockholder, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

            (f) On the date of any Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to any Registration Statement filed subsequent to the date of this Agreement and also at any Time of Delivery, each accounting firm whose report is included or incorporated by reference in any Prospectus shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

            (g) (i) Neither the Company nor any of the Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in any Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would be material to the Company and the Subsidiaries taken as a whole otherwise than as set forth or contemplated in such Prospectus or reserved for as disclosed in the Company's financial statements or financial statements of certain Subsidiaries included in such Prospectus; and (ii) since the respective dates as of which information is given in any Prospectus there shall not have been any change in the capital stock or long-term debt (other than accretion thereof and other than borrowings in the ordinary course of business under the Credit Facility with respect to working capital requirements for the ongoing operation of the Company and the Subsidiaries) of the Company and the Subsidiaries taken as a whole or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiaries taken as a whole, otherwise than as set forth or contemplated in such Prospectus that would be required to be disclosed in the Prospectus so that it would not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein not misleading, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Underwriter so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Shares being delivered at the Time of Delivery on the terms and in the manner contemplated in this Agreement and in the Prospectus;

            (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

            (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange or on the National Association of Securities Dealers Automated Quotation System; (ii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Underwriter, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Shares;

            (j) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

            (k) The Company and the Selling Stockholders shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company or, in the case of any Selling Stockholder, of such Selling Stockholder, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections
         (a) and (g) of this Section.

         8. (a) The Company will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Registration Statement or any Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein.

         (b) The Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying partly shall, without the written consent of the indemnified partly, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim; and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. An indemnifying party shall not be required to indemnify an indemnified party hereunder with respect to any settlement or compromise of, or consent to entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder if such settlement, compromise or consent is entered into or made or given by the indemnified party without the consent of the indemnifying party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received, in case of the Company, by the Company and the Selling Stockholders on the one hand and, in the case of the Underwriter, the Underwriter on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of, in the case of the Company, the Company and the Selling Stockholders on the one hand and, in the case of the Underwriter, the Underwriter on the other in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders, and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section 8 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act. The Company and the Selling Stockholders may enter into other agreements amongst themselves with respect to the indemnity obligations hereunder.

         9. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders, and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person of the Underwriter, or the Company, or the Selling Stockholders or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

         10. If for any reason any Shares are not delivered by or on behalf of a Selling Stockholder as provided herein, such Selling Stockholder on a pro rata basis (based on the number of Shares to be sold by such Selling Stockholder hereunder) will reimburse the Underwriter for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Selling Stockholders shall then be under no further liability to the Underwriter in respect of the Shares not so delivered except as provided in Sections 6 hereof.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter shall be delivered or sent by mail, telex or facsimile transmission to Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, New York 10010-3629, Attention: Transactions Advisory Group; if to any Selling Stockholder, shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in Schedule I hereto, with a copy to Oscar D. Folger, 521 Fifth Avenue, 24th Floor, New York, New York 10175; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary, with a copy to Oscar D. Folger, 521 Fifth Avenue, 24th Floor, New York, New York 10175. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         11. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Company and the Selling Stockholders and, to the extent provided in Sections 8 and 9 hereof, the officers and directors of the Company and each person who controls the Company or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         12. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         13. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         14. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon the acceptance hereof by you this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriter, the Company and the Selling Stockholders.

Any person executing and delivering this Agreement as Attorney-in-Fact for any Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power-of-Attorney which authorizes such Attorney-in-Fact to take such action.


                                                 Very truly yours,

                                                 UNITED RENTALS, INC.


                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                 BRADLEY S. JACOBS

                                                    ----------------------------
                                                    Name:


                                                 BRADLEY JACOBS, LLC


                                                 By:
                                                    ----------------------------
                                                    Name:


                                                 JOHN MILNE



                                                    ----------------------------
                                                    Name:


                                                 MICHAEL NOLAN



                                                    ----------------------------
                                                    Name:


                                                 WAYLAND HICKS



                                                    ----------------------------
                                                    Name:

Accepted as of the date hereof:
Credit Suisse First Boston Corporation

By:
     ----------------------------
     Name:
     Title:

                                   SCHEDULE I

-------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                     Shares
                                                                                   to be Sold
                                                                                   ----------
-------------------------------------------------------------------------------------------------------------

Bradley S. Jacobs(a)                                                                2,807,800
Bradley Jacobs, LLC (b)                                                             3,292,200
John Milne(c)                                                                         850,000
Michael Nolan(d)                                                                      350,000
Wayland Hicks(e)                                                                      700,000

Total ...................................................                           8,000,000

-------------------------------------------------------------------------------------------------------------

         (a)      Notices for this Selling Stockholder shall be addressed to:

         (b)      Notices for this Selling Stockholder shall be addressed to:

         (c)      Notices for this Selling Stockholder shall be addressed to:

         (d)      Notices for this Selling Stockholder shall be addressed to:

         (e)      Notices for this Selling Stockholder shall be addressed to:

                                                                         ANNEX I

Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriter to the effect that:

         1. We are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

         2. In our opinion, the consolidated financial statements and financial statement schedules audited by us and included in the Prospectus or Registration Statement comply as to form in all material respects with the applicable requirements of the Act and the related published rules and regulations thereunder, and, if applicable, we have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited, consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Underwriter hereto;

         3. We have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Underwriter and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph 6(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to our attention that caused us to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

         4. The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;

         5. We have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to our attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

         6. On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:

               (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations and are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus;

               (ii) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

               (iii) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (i) and any unaudited income statement data and balance sheet items included in the prospectus and referred to in Clause
                     (ii) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

               (iv) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (v) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stork upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Underwriter, or any increases in any items specified by the Underwriter, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (vi) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (v) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Underwriter, or any increases in any items specified by the Underwriter, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriter, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

         7. In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs 3 and 6 above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriter, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                        ANNEX II

                      FORM OF OPINION OF COMPANY'S COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 7(c)

         As to various questions of fact material to our opinion, we have relied upon the certificates of officers and upon certificates of public officials. With regard to the due incorporation of corporations (other than the Company) and the good standing of corporations (other than the Company), we have (subject to the next sentence) relied entirely upon certificates of public officials. With regard to the tax good standing of certain corporations (other than the Company), we have relied solely upon a certificate of an officer of such corporation to the effect that the corporation has filed the most recent annual report required by the law of such jurisdiction and that all franchise taxes required to be paid under such law have been paid. We have also examined such corporate documents and records and other certificates, and have made such investigations of law, as we have deemed necessary in order to render the opinion hereinafter set forth. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have also assumed that all documents examined by us have been duly and validly authorized, executed and delivered by each of the parties thereto other than the Company.

         In this opinion, (i) "Significant Subsidiary" means United Rentals Northwest, Inc., an Oregon corporation, United Rentals Gulf, Inc., a Delaware corporation, and United Equipment Rentals Gulf, L.P., a Texas limited partnership, (ii) "Corporate Significant Subsidiary" means each Significant Subsidiary other than United Equipment Rentals Gulf, L.P and (iii) "Delaware Significant Subsidiary" means United Rentals Gulf, Inc.

         1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

         2. The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in any Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

         3. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

         4. The Company has an authorized capitalization as set forth in each Prospectus. The Shares have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of any preemptive or other similar rights of any security holder of the Company arising by statute or the Company's certificate of incorporation or by-laws or, to the best of our knowledge (after due inquiry), any other preemptive or other similar rights of any security holder of the Company.

         5. Each Corporate Significant Subsidiary is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

         6. The Delaware Significant Subsidiary has been duly incorporated and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in any Prospectus. Except as otherwise disclosed in each Prospectus, all of the issued and outstanding capital stock of the Delaware Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable and, to the best of our knowledge, all of the Issued and outstanding capital stock of each Corporate Significant Subsidiary is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except as contemplated by the Credit Agreement). None of the outstanding shares of capital stock of the Delaware Significant Subsidiary or, to the best of our knowledge any other Significant Subsidiary, was issued in violation of the preemptive or similar rights of any security holder of such Significant Subsidiary arising pursuant to statute or such Subsidiary's certificate of incorporation or by-laws or, to the best of our knowledge, any other preemptive or other similar rights of any security holder of such Significant Subsidiary.

         7. United Equipment Rentals Gulf, L.P., is duly organized and validly existing as a limited partnership under the laws of the State of Texas and is duly qualified as a foreign limited partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

         8. If any documents are incorporated by reference in any Registration Statement, such documents (other than the financial statements and supporting schedules therein, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereof.

         9. To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is a party, or to which the property or assets of the Company or any Subsidiary thereof is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the Underwriting Agreement or the performance by the Company of its obligations thereunder or the transactions contemplated by each Prospectus.

         10. The information in each Prospectus, to the extent that it constitutes summaries of matters of law, has been reviewed by us and is correct in all material respects. The statements set forth in each Prospectus under the caption "Description of Capital Stock" incorporated by reference on the registration statements on Form 8-A, dated November 7, 1998, and August 6, 1998, insofar as they purport to constitute a summary of the terms of the Stock, are accurate summaries in all respects of such terms.

         11. To the best of our knowledge (after due inquiry), neither the Company nor any Subsidiary is in violation of its charter or by-laws.

         12. To the best of our knowledge, neither the Company nor any Subsidiary thereof is in default in the due performance or observance of, or is in violation of, any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in any Prospectus or incorporated by reference therein which violations or defaults are required to be described in such Prospectus and are not so described or would, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect or effect the validity of the Shares.

         13. No filing, authorization, approval, consent or order of any court or governmental authority or agency (other than such as may be required under the applicable securities laws of the various jurisdictions in which the Shares will be offered or sold, as to which we need express no opinion) is required by the Company in connection with the due authorization, execution and delivery of the Underwriting Agreement or in connection with the offering, issuance, sale or delivery of the Shares to the Underwriter or the resale thereof by the Underwriter in accordance with the Underwriting Agreement, except for filings and other actions required under or pursuant to the Act, the Exchange Act, and other federal or state securities or "blue sky" laws and the rules of the New York Stock Exchange, as to which we express no opinion.

         14. The execution, delivery and performance of the Underwriting Agreement, and the consummation of the transactions contemplated in the Underwriting Agreement and in each Prospectus and compliance by the Company with its obligations under the Underwriting Agreement, (i) after reasonable investigation, do not and will not (subject to the next sentence), whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(15) of the Underwriting Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary thereof pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (except for such conflicts, breaches or defaults, Repayment Events or liens, charges or encumbrances that would not have a Material Adverse Effect); (ii) result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary; or (iii) to the best of our knowledge (after due inquiry), result in any violation of the provisions of any applicable law, statute, rule or regulation of the United States of America or included in the Delaware General Corporate Law or Delaware Revised Uniform Limited Partnership Act (except we express no opinion as to "blue sky" laws), judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties, assets or operations. No opinion is rendered pursuant to clause (i) of the preceding sentence with respect to (collectively, the "Excluded Agreements"): (a) any agreement relating to any indebtedness or proposed indebtedness described in the Company's Report of Form 10-K for the year ended December 31, 2000 under "Management's Discussion and Analysis of Financial Condition and Results of Operations - Certain Information Concerning the Credit Facility and Other Indebtedness" (excluding the indebtedness described in the paragraph that begins "Other Debt") or in any Report on 10-Q incorporated in any Prospectus; (ii) Master Lease Agreement, dated as of December 17, 1999, between United Rentals (North America), Inc. and UR (NA) 1999 Trust, as amended by the amendment thereto dated as of December 27, 2000, and (iii) Master Lease Agreement, dated as of June 30, 2000, between United Rentals (North America), Inc. and UR (NA) 2000 Trust, as amended by the amendment thereto dated as of December 27, 2000.

         15. The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

         16. To the best of our knowledge, no person or entity has the legal right to require registration under the Act of shares of capital stock or other securities convertible into capital stock of the Company solely because of the filing or effectiveness of any Registration Statement and the consummation of the transactions contemplated by the Underwriting Agreement (except for such rights that have been waived in writing).

         17. Each Registration Statement and each Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

         In addition, we have participated in conferences with officers and representatives of the Company, counsel to the Underwriter, representatives of the independent accountants for the Company and the Underwriter at which the contents of each Registration Statement and related matters were discussed. Although we have not undertaken, except as otherwise indicated in this opinion, to investigate or verify independently, and do not assume responsibility for, the accuracy, completeness or fairness of the statements contained in any Registration Statement or Prospectus, except for those referred to in Clause
(10) above, on the basis of the information that we gained in the course of the performance of such services and our representation of the Company, we confirm to you that nothing that came to our attention in the course of such review or representation has caused us to believe that (i) as of the applicable effective date, any Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (except for financial statements and schedules and other financial data included or incorporated by reference therein, if any, as to which we make no statement), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that as of its date or the date hereof, any Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein, if any, as to which such counsel need make no statement), at the time such Prospectus was issued, at the time any such amended or supplemented Prospectus was issued or at the Time of Delivery, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) that there are any franchise agreements, indentures, mortgages, loan agreements, notes, leases or other contracts or instruments required to be described or referred to in each Prospectus that are not described or referred to in the Prospectus or that any descriptions of or references to any of the foregoing are not correct in all material respects.

         In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991). Such counsel may in addition rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel reasonably satisfactory to counsel to the Underwriter.

                                                                       ANNEX III

                      FORM OF OPINION OF COMPANY'S COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 7(d)

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the Prospectuses and to enter into and perform its obligations under the Underwriting Agreement.

         2. The Shares conform to the description of the Common Stock set forth in each Prospectus.

         3. The execution, delivery and performance of the Underwriting Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company. The Underwriting Agreement has been duly and validly executed and delivered by the Company.

         4. No consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware corporate or federal governmental authority is required in connection with the execution and delivery by the Company of the Underwriting Agreement or the consummation by the Company of the transactions contemplated thereby, except for filings and other actions required under or pursuant to the Act and the Exchange Act and the rules and regulations promulgated thereunder, any other federal or state securities or "blue sky" laws, and the rules of the New York Stock Exchange, as to which we express no opinion.

         5. The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the 1940 Act.

         6. The execution and delivery by the Company of the Underwriting Agreement, the consummation of the transactions contemplated thereby and by the Prospectus and compliance by the Company with its obligations under the Underwriting Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or a default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, the Financing Documents (as defined below) or any agreement or instrument which was entered into or executed by the Company or any such Subsidiary as required under any of the Financing Documents, except for such conflicts, breaches, defaults, Repayment Events, liens, charges or encumbrances that would not reasonably be expected to have a Material Adverse Effect. As used above, the term "Financing Documents" means, collectively: (i) the Amended and




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

               Restated Credit Agreement, dated as of April 20, 2001, among the Company, United Rentals (North America), Inc. ("URNA"), United Rentals of Canada, Inc., various financial institutions and The Chase Manhattan Bank, as U.S. Administrative Agent; (ii) the Indenture, dated as of May 22, 1998, among URNA, its subsidiaries party thereto and State Street Bank and Trust Company as Trustee relating to URNA's 9 1/2% senior subordinated notes due 2008;
               (iii) the Indenture, dated as of August 12, 1998, among URNA, its subsidiaries party thereto and State Street Bank and Trust Company as Trustee relating to URNA's 8.8% senior subordinated notes due 2008; (iv) the Indenture, dated as of December 15, 1998, among URNA, its subsidiaries party thereto and State Street Bank and Trust Company as Trustee relating to URNA's 9 1/4% senior subordinated notes due 2009; (v) the Indenture, dated as of March 23, 1999, among URNA, its subsidiaries party thereto and The Bank of New York as Trustee relating to URNA's 9% senior subordinated notes due 2009; (vi) the Indenture, dated as of April 20, 2001, among URNA, its subsidiaries party thereto and The Bank of New York as Trustee relating to URNA's 10 3/4% senior notes due 2008; and (vii) any agreement or instrument which was entered into or executed by the Company or any such Subsidiary pursuant to or as required under any Financing Document.

         We have participated in conferences with directors, officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriter and representatives of counsel for the Underwriter, at which conferences the contents of each Registration Statement and each Prospectus and related matters were discussed, and, although we have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in each Registration Statement and Prospectus, no facts have come to our attention which lead us to believe that any Registration Statement, on the effective date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that any Prospectus, on the date thereof or on the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no view with respect to the financial statements and related notes, the financial statement schedules and the other financial and accounting data included or incorporated by reference in any Registration Statement or Prospectus).

         The opinions expressed herein are limited to the laws of the State of New York, the corporate laws of the State of Delaware and the federal laws of the United States, and we express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

         The opinions expressed herein are rendered solely for your benefit in connection with the transactions described herein. Those opinions may not be used or relied upon by

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

any other person, nor may this letter or any copies hereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without our prior written consent.

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